UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


      Date of Report (Date of Earliest Event Reported): September 20, 2005


                      BRILLIANT DIGITAL ENTERTAINMENT, INC.
             (Exact name of registrant as specified in its charter)


          DELAWARE                   001-14480                   95-4592204
(State or other jurisdiction       (Commission                (I.R.S. Employer
      of incorporation)            File Number)              Identification No.)


                       14011 VENTURA BOULEVARD, SUITE 501
                         SHERMAN OAKS, CALIFORNIA 91423
                (Address of Principal Executive Offices/Zip Code)


                                 (818) 386-2180
              (Registrant's telephone number, including area code)


         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

         |_|      Written   communications   pursuant  to  Rule  425  under  the
                  Securities Act (17 CFR 230.425)

         |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

         |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(B))

         |_| Pre-commencement communications pursuant to Rule 13e-4(c)) under the Exchange Act (17 CFR 240.13e-4c))

ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS

         On September 20, 2005, Vincent Bitetti resigned from the Registrant's Board of Directors.


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


                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        BRILLIANT DIGITAL ENTERTAINMENT, INC.



Date:    September 22, 2005             By:   /S/ KEVIN BERMEISTER
                                              ----------------------------------
                                              Kevin Bermeister


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